DRIEHAUS MUTUAL FUNDS

Driehaus Select Credit Fund

Supplement dated June 7, 2016 to

Prospectus and Summary Prospectus each dated April 30, 2016

Effective immediately after 4:00 pm Eastern Time on June 7, 2016, subject to availability on your intermediary’s platform, the Driehaus Select Credit Fund (the “Fund”) will reopen to new investors. The Fund has been closed to most new investors since January 31, 2014. Accordingly, the reference on page 12 of the Prospectus to the Fund being closed is hereby removed. References to the Fund being closed to new investors under “General Purchase Information” beginning on page 36 of the Prospectus are hereby removed.

In addition, on page 5 of the Summary Prospectus, the first three sentences under “Purchase and Sale of Fund Shares” are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.